UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2023

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UBER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1515 3rd Street
San Francisco, California 94158
(Address of principal executive offices, including zip code)

(415) 612-8582
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 ____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 7, 2023, Uber Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2023. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information set forth under this Item 2.02 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as otherwise expressly stated in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 27, 2023, the Company announced that Prashanth Mahendra-Rajah will serve as Senior Vice President, Finance beginning on November 1, 2023. Mr. Mahendra-Rajah will transition to Chief Financial Officer (“CFO”) of the Company, effective on November 8, 2023 (the “Effective Date”). Nelson Chai will cease serving as CFO as of the Effective Date, and will remain with the Company through January 5, 2024 to assist with the transition of his duties.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
99.1	Press release dated November 7, 2023

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBER TECHNOLOGIES, INC.

Date: November 7, 2023	By: /s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer